U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:                      August 13, 2001

Finders Keepers, Inc.
(Exact Name of registrant as specified in its Charter)

                                                        Nevada                                       0-27323                                                88-0420306
                                   (State of Incorporation)               Commission File No.                         (IRS Employer
                                                                                                                              Identification No.)

                               6975 South Union Park Center #600,                   Midvale,                       Utah                  84047
                                                   (Address of principal executive offices)                                  (Zip Code)

Registrant's telephone number,                                                    (801)256-9600

                                                                                     (Registrant's former name and address)

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT.

Pursuant to Item 304 of Regulation S-B the registrants states:

(a) (1) On August 13, 2001, the Registrant changed accountants from Stark Tinter & Associates, LLC to Bierwolf, Nilson & Associates.

(i) The Company decided not to reappoint Stark Tinter & Associates, LLC as its independent accountant;

(ii) The financial statements reported on by Stark Tinter & Associates, LLC were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years, and the interim periods through August 13, 2001 except that the opinion for the year ended December 31, 2000 contained a going concern paragraph;

(iii) The decision to change accountants was approved by the Registrant's Board of Directors; and

(iv) (A) There were no disagreements related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years and the interim period through August 13, 2001.

(B) Not applicable;

(C) Not applicable;

(D) Not applicable; and

(E) Not applicable.

(2) On August 13, 2001, the Registrant engaged Bierwolf, Nilson & Associates Certified Public Accountants, as its independent accountants.

(i) The Registrant did not consult with Bierwolf, Nilson & Associates Certified Public Accountants, its new independent accountants, regarding any matter prior to its engagement; and

(ii) Not applicable.

(3) The Registrant has provided to Stark Tinter & Associates, LLC its former accountants, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from Stark Tinter & Associates, LLC addressed to the Commission, confirming the statements made by the Registrant in this Item 4. A copy of such letter is attached hereto.

(b) Not applicable.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of business acquired.

Not Applicable

(b) Pro Forma financial information.

Not Applicable

(c) Index to Exhibits.

Exhibit Number Description

(16) Letter from Stark Tinter & Associates, LLC pursuant to Item 304(a)(3) of Regulation S-B

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finders Keepers, Inc.
Dated: August 13, 2001

/s/ Robert Wallace
President and Director

Exhibit 16
Letter from Stark Tinter & Associates, LLC Item 304(a)

Stark Tinter & Associates, LLC
7535 East Hampden Ave. Suite 109
Denver, CO 80231

August 20, 2001

Securities & Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Re: Finders Keepers, Inc.

Gentlemen:

Pursuant to the request of the above referenced Company, we affirm that:

(1) We have read the Company's response to Item 4 of Form 8-K dated August 13, 2001; and

(2) We agree with the response.

Very Truly Yours,

/s/ Stark Tinter & Associates, LLC